Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	April 1,	April 2,
	2006	2005
(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$381,498	$415,015
Retail	$72,607	$68,028
Total Prepared Foods	$454,105	$483,043

Fresh Chicken:
Foodservice	$339,294	$375,164
Retail	$118,227	$149,076
Total Fresh Chicken	$457,521	$524,241
Export and Other
Export:
Prepared Foods	$15,601	$15,149
Chicken	$53,525	$63,054
Total Export (b)	$69,126	$78,204
Other Chicken By Products	$4,456	$5,295
Total Export and Other	$73,581	$83,499
Total U.S. Chicken	$985,207	$1,090,782

Mexico:	$104,031	$90,889
Total Chicken Sales	$1,089,238	$1,181,671

Total Prepared Foods	469,706	498,192

Turkey Sales:
Prepared Foods:
Foodservice	$6,330	$17,529
Retail	$4,500	$8,166
Total Prepared Foods	$10,830	$25,695

Fresh Turkey:
Foodservice	$969	$3,897
Retail	$4,857	$6,988
Total Fresh Turkey	$5,826	$10,885
Export and Other
Export:
Prepared Foods	$93	$281
Turkey	$208	$466
Total Export (b)	$301	$747
Other Turkey By Products	$158	$1
Total Export and Other	$459	$748
Total Turkey Sales	$17,115	$37,328

Total Prepared Foods	$10,923	$25,976

Sale of Other Products
U.S.	$154,083	$148,138
Mexico	$5,272	$8,184
Total Other Products	$159,355	$156,323
Total Net Sales	$1,265,709	$1,375,321

	April 1,	April 2,
	2006	2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.7%	38.0%
Retail	7.4%	6.2%
Total Prepared Foods	46.1%	44.3%

Fresh Chicken:
Foodservice	34.4%	34.4%
Retail	12.0%	13.7%
Total Fresh Chicken	46.4%	48.1%
Export and Other
Export:
Prepared Foods	1.6%	1.4%
Chicken	5.4%	5.8%
Total Export (b)	7.0%	7.2%
Other Chicken By Products	0.5%	0.5%
Export and Other	7.5%	7.7%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	37.0%	47.0%
Retail	26.3%	21.9%
Total Prepared Foods	63.3%	68.8%

Fresh Turkey:
Foodservice	5.7%	10.4%
Retail	28.4%	18.7%
Total Fresh Turkey	34.0%	29.2%
Export and Other
Export:
Prepared Foods	0.5%	0.8%
Turkey	1.2%	1.2%
Total Export (b)	1.8%	2.0%
Other Turkey By Products	0.9%	0.0%
Export and Other	2.7%	2.0%
Total U.S. Turkey	100.0%	100.0%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	April 1, 2006	April 2, 2005
(in thousands)
Income Statement Data:
Net sales	$1,265,709	$1,375,321
Non-recurring recoveries	-	-
Turkey restructuring and related costs
Gross margin	37,201	164,056
Selling, general and administrative expenses	75,137	75,101
Operating income (loss)	(37,936)	88,955
Interest expense, net	10,057	9,318
Miscellaneous, net	(892)	(10,732)
Income (loss) before income taxes and extraordinary charge	(47,101)	90,593
Income tax expense (benefit)	(15,147)	34,204
Income (loss) before extraordinary charge	(31,954)	56,389
Extraordinary charge - net of tax	-	-
Net income (loss)	$(31,954)	$56,389

Per Common Share Data: (b)
Income (loss) before extraordinary charge	$(0.48)	$0.85
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$(0.48)	$0.85
Cash dividends	$0.023	$0.015
Book value	$17.17	$15.35

Balance Sheet Summary:
Working capital	$402,201	$492,251
Total assets	$2,392,463	$2,269,536
Notes payable and current maturities of long-term debt	$8,211	$8,501
Long-term debt, less current maturities	$486,903	$523,404
Total debt	$495,114	$531,905
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,147,355	$1,026,116

Cash Flow Summary:
Operating cash flow	$(54,103)	$5,379
Depreciation & amortization (c)	$34,744	$33,777
Capital expenditures	$30,654	$27,994
Business acquisitions	$-	$-
Financing activities, net	$(90,112)	$(3,150)

Cashflow Ratios:
EBITDA (d)	$(3,276)	$133,108
EBITDA (last four qtrs.)	$330,514	$477,987

Key Indicators (as a percentage of net sales):
Gross margin	2.9%	11.9%
Selling, general and administrative expenses	5.9%	5.5%
Opertaing income (loss)	-3.0%	6.5%
Interest expense, net	0.8%	0.7%
Net income (loss)	-2.5%	4.1%

(a) Includes amortization of capitalized financing costs of approximately	976	580

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(31,954)	$56,389
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	(15,147)	34,204
Interest expense, net	10,057	9,318
Depreciation and amortization	34,744	33,777
Minus:
Amortization of capitalized financing costs	976	580
EBITDA	($3,276)	$133,108

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	April 1, 2006	April 2, 2005
Net Sales to Customers:
Chicken:
United States	$985,208	$1,090,782
Mexico	104,031	90,888
Sub-total	1,089,239	1,181,670
Turkey	17,115	37,328
Other Products:
United States	154,083	148,139
Mexico	5,272	8,184
Sub-total	159,355	156,323
Total	$1,265,709	$1,375,321

Operating Income:
Chicken:
United States	$(37,716)	$82,076
Mexico	1,844	8,892
Sub-total	(35,872)	90,968
Turkey	(6,716)	(5,484)
Other Products:
United States	4,314	1,520
Mexico	338	1,951
Sub-total	4,652	3,471
Non-recurring recoveries	-	-
Total	$(37,936)	$88,955

Depreciation and Amortization: (b)
Chicken:
United States	$28,717	$28,496
Mexico	3,125	3,015
Sub-total	31,842	31,511
Turkey	772	776
Other Products:
United States	2,090	1,443
Mexico	40	47
Sub-total	2,130	1,490
Total	$34,744	$33,777

Total Assets:
Chicken:
United States	$1,926,813	$1,838,535
Mexico	289,352	243,980
Sub-total	2,216,165	2,082,515
Turkey	77,850	93,860
Other Products:
United States	96,576	90,832
Mexico	1,872	2,329
Sub-total	98,448	93,161
Total	$2,392,463	$2,269,536

Capital Expenditures:
Chicken:
United States	$28,425	$25,825
Mexico	$966	$1,089
Sub-total	29,391	26,914
Turkey	$50	$273
Other Products:
United States	1,183	771
Mexico	29	36
Sub-total	1,212	807
Total	$30,653	$27,994

(b) Includes amortization of capitalized financing costs of approximately	$976	$580

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	April 1, 2006	April 2, 2005
U.S. Chicken

U.S. Chicken Sales (000's)	$985,208	$1,090,782
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.6991	$0.8242
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8052	$0.8545

U.S. Chicken Net Pounds Produced (000's)	1,409,153	1,323,387
U.S. Chicken Pounds Sold (000's)	1,223,491	1,276,456

U.S. Chicken Operating Income (000's) (d)	(37,716)	82,076
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-3.83%	7.52%

Turkey

U.S. Turkey Sales (000's)	17,115	37,328
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.4673	$1.0938
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$1.0784	$1.1362

U.S. Turkey Operating Income (000's)	(6,716)	(5,484)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-39.24%	-14.69%

U.S. Turkey Net Pounds Produced (000's)	36,628	34,128
U.S. Turkey Pounds Sold (000's)	15,871	32,852

U.S. Other

U.S. Other Sales	154,083	148,139

U.S. Other Operating Income (d)	4,314	1,520
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	2.8%	1.0%

U.S. Summary

U.S. Sales (000's)	1,156,406	1,276,249
U.S. Cost of Sales (000's)	1,126,425	1,133,538
U.S. Gross Margin (000's)	29,981	142,711
U.S. Gross Margin as a percent of U.S. Sales	2.59%	11.18%

U.S. Selling, General and Administrative Expenses (000's)	69,393	69,039
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	6.00%	5.41%

Restructuring and Related Charges - Turkey	706	(4,440)
Insurance Proceeds - Turkey
Vitamin Settlements (000's)

U.S. Operating Income (000's)	(40,118)	78,112
U.S. Operating Income as a percent of U.S. Sales	-3.47%	6.12%

Mexico Chicken

Mexico Chicken Sales (000's)	104,031	90,888
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6304	$0.6066

Mexico Net Pounds Produced (000's)	165,012	149,844

Mexico Other

Mexico Other Sales (000's)	5,272	8,184

Mexico Summary

Mexico Sales (000's)	109,303	99,072
Mexico Cost of Sales (000's)	101,377	82,167
Mexico Gross Margin (000's)	7,926	16,905
Mexico Gross Margin as a percent of Mexico Sales	7.3%	17.1%

Mexico Selling, General and Administrative Expenses (000's)	5,744	6,062
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	5.3%	6.1%

Mexico Operating Income (000's)	2,182	10,843
Mexico Operating Income as a percent of Mexico Sales	2.0%	10.9%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,089,239	1,181,670
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6919	$0.8021
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7845	$0.8285

Chicken Net Pounds Produced from all Divisions (000's)	1,574,165	1,473,231
Chicken Pounds Sold from all Divisions (000's)	1,388,503	1,426,300

Turkey Operations:
U.S. Turkey Sales (000's)	17,115	37,328
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.4673	$1.0938
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$1.0784	$1.1362

U.S. Turkey Net Pounds Produced (000's)	36,628	34,128
U.S. Turkey Pounds Sold (000's)	15,871	32,852

Other Operations:
Other Sales (000's)	159,355	156,323

Totals All Operations:
Total Net Sales (000's)	1,265,709	1,375,321
Total Cost of Sales (000's)	1,227,802	1,215,705
Gross Margin from all operations (000's)	37,907	159,616
Gross Margin from all operations as a percent of Total Net Sales	2.99%	11.61%

Total Selling, General and Administrative Expenses (000's)	75,137	75,101
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.94%	5.46%

Restructuring and Related Charges - Turkey	706	(4,440)
Insurance Proceeds - Turkey

Operating Income from all operations (000's)	(37,936)	88,955
Operating Income from all operations as a percent of Total Net Sales	-3.00%	6.47%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	-
Total Adjustments (000'S)	-	-

Consolidated Adjusted Operating Income (000's)	(37,936)	88,955
Consolidated Adjusted Operating Income as a percent of Total Net Sales	-3.00%	6.47%